UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 5, 2014 (December 5, 2014)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On December 5, 2014, Genesco Inc. issued a press release announcing results of operations for the fiscal third quarter ended November 1, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On December 5, 2014, Genesco Inc. also posted on its website, www.genesco.com, commentary by its chief financial officer on the quarterly results. A copy of the commentary is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the press release and commentary furnished herewith contain non-GAAP financial measures, including adjusted selling, general and administrative expense, operating earnings, pretax earnings, earnings from continuing operations and earnings per share from continuing operations, as discussed in the text of the release and commentary and as detailed on the reconciliation schedule attached to the press release and commentary. For consistency and ease of comparison with Fiscal 2015’s previously announced earnings expectations and the adjusted results for the prior period announced last year, the Company believes that disclosure of the non-GAAP measures will be useful to investors.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On December 5, 2014, the Company also announced that James S. Gulmi, the Company's Senior Vice President-Finance and Chief Financial Officer will retire from the Chief Financial Officer role at the end of the Company's current fiscal year on January 31, 2015. Mr. Gulmi will continue to serve as a Senior Advisor to the Company during the Company's fiscal year ending January 30, 2016.
Mimi E. Vaughn, 48, will succeed Mr. Gulmi as Chief Financial Officer upon his retirement. Ms. Vaughn joined the Company as Vice President-Strategic Planning and Business Development in 2003, was promoted to Senior Vice President-Strategy and Business Development in 2006, and has been serving as Senior Vice President-Strategy and Shared Services since 2009.
A copy of the press release announcing the retirement of Mr. Gulmi and the appointment of Ms. Vaughn is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d)       Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated December 5, 2014, issued by Genesco Inc.

99.2	Genesco Inc. Third Fiscal Quarter Ended November 1, 2014 Chief Financial Officer’s Commentary

99.3	Press Release dated December 5, 2014, issued by Genesco Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: December 5, 2014	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated December 5, 2014

99.2	Genesco Inc. Third Fiscal Quarter Ended November 1, 2014 Chief Financial Officer’s Commentary

99.3	Press Release dated December 5, 2014